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                            INDEMNIFICATION AGREEMENT


                  This Indemnification Agreement (the "Agreement") is made as of the ____ day of December, 1997, by and between Shoe Pavilion, Inc., a Delaware corporation (the "Company") and _____________________________ ("Indemnitee").


                              W I T N E S S E T H:

                  WHEREAS, the Company has been advised that there can be no assurance that directors' and officers' liability insurance will continue to be available to the Company and Indemnitee, and believes that it is possible that the cost of such insurance, if obtainable, may not be acceptable to the Company; and

                  WHEREAS, the Company and the Indemnitee recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks; and

                  WHEREAS, Indemnitee is unwilling to serve, or continue to serve, the Company or any of its wholly owned subsidiaries as an officer and/or director without assurances that adequate liability insurance, indemnification or a combination thereof is, and will continue to be, provided; and

                  WHEREAS, the Company, in order to induce Indemnitee to serve or to continue to serve the Company or any of its wholly owned subsidiaries, has agreed to provide Indemnitee with the benefits contemplated by this Agreement; and

                  WHEREAS, as a result of the provision of such benefits, Indemnitee has agreed to serve or to continue to serve as an officer and/or director of the Company or any of its wholly owned subsidiaries.

                  NOW, THEREFORE, in consideration of the promises, conditions, representations and warranties set forth herein, the Company and Indemnitee hereby agree as follows:

                  1. Definitions.  The following  terms, as used herein,  shall
                     -----------
have the following respective meanings:

          "Covered Amount" means Losses and Expenses which, in type or amount, are not insured under any directors' and officers' liability insurance maintained by the Company from time to time.

          "Covered Act" means any past, present or future breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted
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          by Indemnitee or any of the foregoing alleged by any claimant or any claim against Indemnitee by reason of him at any time being a director or officer or other agent of the Company or any of its wholly owned subsidiaries or a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise at the request of the Company.

"Determination" means a determination, based on the facts known at the time, made by:

                  (i) An award of a neutral arbitrator selected by the parties; or

                  (ii)   A  final   adjudication   by  a  court   of   competent
                         jurisdiction.

"Determined" shall have a correlative meaning.

"Excluded Claim" means any payment for Losses or Expenses in connection with any claim:

                  (i) Based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not entitled; or

                 (ii) For an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 as amended, or similar provisions of any state law; or

                 (iii) Resulting from Indemnitee's knowingly fraudulent, deliberately dishonest or willful misconduct unless Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company as determined by
                        (i) the Board of Directors of the Company by majority vote of a quorum consisting of directors who were not parties to the proceeding for which indemnification is sought, (ii) if a quorum of disinterested directors so directs or if such quorum is not obtainable, by independent legal counsel in a written opinion, or (iii) by a vote of the holders of a majority of the Company's common stock, excluding the shares held by Indemnitee; or


                 (iv) The payment of which by the Company under this Agreement is not permitted by applicable law; or

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                 (v)    Which are not within the Covered Amount, i.e., which are
                        insured in type and amount under any directors' and officers' liability insurance maintained by the Company from time to time.

          "Expenses" means any reasonable expenses incurred by Indemnitee as a result of a claim or claims made or threatened against him for Covered Acts including, without limitation, counsel fees and costs of investigative, judicial or administrative proceedings (including an action by or in the right of the Company), whether civil or criminal, or appeals and costs of attachment or similar bonds.

          "Loss" means any amount which Indemnitee is legally obligated to pay as a result of a claim or claims made against him for Covered Acts including, without limitation, damages, judgments, fines and other sums paid in settlement of a claim or claims.

                  2. Indemnification. The Company shall indemnify, defend
                     ---------------
Indemnitee and hold him harmless from the Covered Amount of any and all Losses and Expenses subject, in each case, to the further provisions of this Agreement.

                  3. Excluded Coverage. The Company shall have no obligation to
                     -----------------
indemnify Indemnitee for and defend and hold him harmless from any Loss or Expense which has been Determined to constitute an Excluded Claim.

                  4. Indemnification Procedures.
                     --------------------------

                     (a) Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any action, suit or proceeding, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof.

                     (b) If, at the time of the receipt of such notice, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such action, suit or proceeding to the insurers in accordance with the procedures set forth in the respective policies in favor of Indemnitee. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such action, suit or proceeding in accordance with the terms of such policies.

                     (c) To the extent the Company does not, at the time of the commencement of or the threat of commencement of such action, suit or proceeding, have applicable directors' and officers' liability insurance, or if a Determination is made that any Expenses arising out of such action, suit or proceeding will not be payable under the directors' and officers' liability insurance then in effect, the Company shall be obligated to pay the Expenses of any such action, suit or proceeding in advance of the final disposition thereof; and

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the Company, if appropriate, shall be entitled to assume the defense of such action, suit or proceeding with counsel satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable Expenses of investigation, provided that Indemnitee shall have the right to employ its counsel in any such action, suit or proceeding, but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at Indemnitee's expense, provided further that if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded, based upon a written opinion of independent legal counsel, that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, or (iv) Indemnitee necessarily had to consult with counsel or counsel had to act on Indemnitee's behalf prior to the time that Company-retained outside counsel was able to act, in each of which cases the fees and expenses of counsel shall be at the expense of the Company. The Company will not be entitled to assume the defense of any such action, suit or proceedings brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion described in
(ii) above.

                     (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made within thirty
(30) days of Indemnitee's written request therefor unless a Determination is made that the claims giving rise to Indemnitee's request are Excluded Claims or otherwise not payable under this Agreement, provided that all payments on account of the Company's obligations to pay Expenses under Paragraph 4(c) of this Agreement prior to the final disposition of an action, suit or proceeding shall be made within ten (10) days of Indemnitee's written request therefor and such obligation shall not be subject to any such Determination but shall be subject to Paragraph 4(e) of this Agreement.

                     (e) Indemnitee agrees that he will reimburse the Company for all Losses and Expenses paid by the Company in connection with any action, suit or proceeding against Indemnitee in the event and only to the extent that a Determination shall have been made by a court in a final adjudication or by final and binding arbitration from which there is no further right of appeal that the Indemnitee is not entitled to be indemnified by the Company for such Expenses because the claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement pursuant to the Company's bylaws or otherwise, including the Delaware Corporations Code.

                  5. Settlement.  The Company shall have no obligation to
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indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action, suit or proceeding effected without the Company's prior written consent. The Company shall not settle any claim in any manner which would impose any obligation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold or delay their consent to any proposed settlement.

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                  6. Rights Not Exclusive.  The rights provided hereunder
                     --------------------
shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under any bylaw, agreement, vote of stockholders or of disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity by holding such office, and shall continue after the Indemnitee ceases to serve the Company as an officer and/or director.

                  7. Enforcement.
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                     (a) In any action for indemnification, the burden of
proving that indemnification is not required under this Agreement shall be on the Company.

                     (b) In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court and arbitrator's costs and expenses, including reasonable counsel fees, incurred by Indemnitee with respect to such action, unless the court or an arbitrator determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous.

                     (c) Indemnitee may elect to submit any action under this Agreement to final and binding arbitration. Any reference to arbitration herein shall include the rights of the parties to move to vacate or confirm an arbitrator's award under California law.

                  8. Severability. In the event that any provision of this
                     ------------
Agreement is determined by a court to require the Company to do or to fail to do any act which is in violation of applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms.

                  9. Choice of Law.  This  Agreement  shall be  governed by
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and construed and enforced in accordance with the laws of the State of Delaware.

                 10. Continuation of Indemnification. All agreements and
                     -------------------------------
obligations of the Company contained herein shall continue during the period that Indemnitee is an officer, and/or director or other Agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible Loss or Expense by reason of the fact that Indemnitee was an officer and/or director of the Company or serving in any other capacity referred to above.

                 11. Subrogation. In the event of payment under this
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Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents and take all actions reasonably requested by the Company to implement such right of subrogation.

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                 12. Successor and Assigns. This Agreement shall be (i)
                     ---------------------
binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law), and (ii) shall be binding on and inure to the benefit of the heirs, personal representatives and estate of Indemnitee. In the event that the Company or any of its assets are sold or in the event that Company is merged with any other entity, the Company shall insure that a term and condition of the sale or merger shall be that all of Company's obligations under this Agreement shall be assumed by the buyer or successor.

                 13. Amendment.  No amendment,  modification,  termination or
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cancellation of this Agreement shall be effective unless made in writing signed by each of the parties hereto.

                 14. Authorization  and  Approval.  The Company  confirms  and
                     ----------------------------
agrees that it has entered into this Agreement and assumed the obligations imposed on it under this Agreement to induce Indemnitee to continue as a director and/or officer of the Company, and acknowledges that Indemnitee is relying upon the full enforcement and binding nature of this Agreement in continuing in such capacity. The Company represents and warrants to Indemnitee that all requisite corporate action has or will be taken promptly to authorize and approve this Agreement, including obtaining Board and/or shareholder approval of this Agreement.

                  IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.


                                      SHOE PAVILION, INC.


                                      By: _______________________________
                                      Name: Dmitry Beinus
                                      Title:   Chairman of the Board, President
                                               and Chief Executive  Officer



                                      INDEMNITEE



                                      Name:______________________________

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